                                                                      EXHIBIT 24


STATE OF ALABAMA     )

COUNTY OF JEFFERSON  )


                              POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS THAT:


        The undersigned director of SouthTrust Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints William L. Prater and Aubrey D. Barnard, and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file with the United States Securities and Exchange Commission and any other regulatory authority, the annual report of the Company for the year ended December 31, 1994 on Form 10-K under the Securities Exchange Act of 1934, as amended, including any amendment or amendments thereto, and any and all documents required to be filed with respect thereto, granting unto said attorneys and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal this 28th day of March, 1995.




                                                   Wallace D. Malone, Jr. (L.S.)
                                                   -----------------------------
                                                   Wallace D. Malone, Jr.

STATE OF ALABAMA     )

COUNTY OF JEFFERSON  )


                              POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS THAT:


        The undersigned director of SouthTrust Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints William L. Prater and Aubrey D. Barnard, and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file with the United States Securities and Exchange Commission and any other regulatory authority, the annual report of the Company for the year ended December 31, 1994 on Form 10-K under the Securities Exchange Act of 1934, as amended, including any amendment or amendments thereto, and any and all documents required to be filed with respect thereto, granting unto said attorneys and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal this 28th day of March, 1995.




                                                        Charles G. Taylor (L.S.)
                                                        ------------------------
                                                        Charles G. Taylor

STATE OF ALABAMA     )

COUNTY OF JEFFERSON  )


                              POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS THAT:


        The undersigned director of SouthTrust Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints William L. Prater and Aubrey D. Barnard, and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file with the United States Securities and Exchange Commission and any other regulatory authority, the annual report of the Company for the year ended December 31, 1994 on Form 10-K under the Securities Exchange Act of 1934, as amended, including any amendment or amendments thereto, and any and all documents required to be filed with respect thereto, granting unto said attorneys and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal this 28th day of March, 1995.




                                                   H. Allen Franklin (L.S.)
                                                   ------------------------
                                                   H. Allen Franklin

STATE OF ALABAMA     )

COUNTY OF JEFFERSON  )


                              POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS THAT:


        The undersigned director of SouthTrust Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints William L. Prater and Aubrey D. Barnard, and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file with the United States Securities and Exchange Commission and any other regulatory authority, the annual report of the Company for the year ended December 31, 1994 on Form 10-K under the Securities Exchange Act of 1934, as amended, including any amendment or amendments thereto, and any and all documents required to be filed with respect thereto, granting unto said attorneys and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal this 17th day of March, 1995.




                                                   Allen J. Keesler, Jr. (L.S.)
                                                   -----------------------------
                                                   Allen J. Keesler, Jr.

STATE OF ALABAMA     )

COUNTY OF JEFFERSON  )


                              POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS THAT:


        The undersigned director of SouthTrust Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints William L. Prater and Aubrey D. Barnard, and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file with the United States Securities and Exchange Commission and any other regulatory authority, the annual report of the Company for the year ended December 31, 1994 on Form 10-K under the Securities Exchange Act of 1934, as amended, including any amendment or amendments thereto, and any and all documents required to be filed with respect thereto, granting unto said attorneys and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal this 17th day of March, 1995.




                                                   Herbert C. Stockham (L.S.)
                                                   -----------------------------
                                                   Herbert C. Stockham

STATE OF ALABAMA     )

COUNTY OF JEFFERSON  )


                              POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS THAT:


        The undersigned director of SouthTrust Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints William L. Prater and Aubrey D. Barnard, and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file with the United States Securities and Exchange Commission and any other regulatory authority, the annual report of the Company for the year ended December 31, 1994 on Form 10-K under the Securities Exchange Act of 1934, as amended, including any amendment or amendments thereto, and any and all documents required to be filed with respect thereto, granting unto said attorneys and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal this 28th day of March, 1995.




                                                   T. W. Mitchell (L.S.)
                                                   -----------------------------
                                                   T. W. Mitchell

STATE OF ALABAMA     )

COUNTY OF JEFFERSON  )


                              POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS THAT:


        The undersigned director of SouthTrust Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints William L. Prater and Aubrey D. Barnard, and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file with the United States Securities and Exchange Commission and any other regulatory authority, the annual report of the Company for the year ended December 31, 1994 on Form 10-K under the Securities Exchange Act of 1934, as amended, including any amendment or amendments thereto, and any and all documents required to be filed with respect thereto, granting unto said attorneys and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal this 15th day of March, 1995.




                                                   John M. Bradford (L.S.)
                                                   -----------------------------
                                                   John M. Bradford

STATE OF ALABAMA     )

COUNTY OF JEFFERSON  )


                              POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS THAT:


        The undersigned director of SouthTrust Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints William L. Prater and Aubrey D. Barnard, and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file with the United States Securities and Exchange Commission and any other regulatory authority, the annual report of the Company for the year ended December 31, 1994 on Form 10-K under the Securities Exchange Act of 1934, as amended, including any amendment or amendments thereto, and any and all documents required to be filed with respect thereto, granting unto said attorneys and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal this 16th day of March, 1995.




                                                   Bill L. Harbert (L.S.)
                                                   -----------------------------
                                                   Bill L. Harbert

STATE OF ALABAMA     )

COUNTY OF JEFFERSON  )


                              POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS THAT:


        The undersigned director of SouthTrust Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints William L. Prater and Aubrey D. Barnard, and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file with the United States Securities and Exchange Commission and any other regulatory authority, the annual report of the Company for the year ended December 31, 1994 on Form 10-K under the Securities Exchange Act of 1934, as amended, including any amendment or amendments thereto, and any and all documents required to be filed with respect thereto, granting unto said attorneys and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal this 15th day of March, 1995.




                                                   William C. Hulsey (L.S.)
                                                   -----------------------------
                                                   William C. Hulsey

STATE OF ALABAMA     )

COUNTY OF JEFFERSON  )


                              POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS THAT:


        The undersigned director of SouthTrust Corporation, a Delaware corporation (the "Company") hereby constitutes and appoints William L. Prater and Aubrey D. Barnard, and each of them (with full power of each of them to act alone), his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file with the United States Securities and Exchange Commission and any other regulatory authority, the annual report of the Company for the year ended December 31, 1994 on Form 10-K under the Securities Exchange Act of 1934, as amended, including any amendment or amendments thereto, and any and all documents required to be filed with respect thereto, granting unto said attorneys and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully and to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned director has hereunto set his hand and seal this 15th day of March, 1995.




                                                   W. K. Upchurch, Jr. (L.S.)
                                                   -----------------------------
                                                   W. K. Upchurch, Jr.